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                                   Form 8-K

                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                December 3, 1998
                                                                ----------------

                               The Rouse Company
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            (Exact name of registrant as specified in its charter)

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
    Maryland                           0-1743                      52-0735512
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  (State or other                    (Commission                  (IRS Employer
   jurisdiction of                    File Number)                 Identifica-
   incorporation)                                                  tion No.)
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10275 Little Patuxent Parkway
Columbia, Maryland                                                   21044-3456
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code              (410) 992-6000
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 2.    Acquisition or Disposition of Assets.

On April 6, 1998, The Rouse Company (the "Company") and Westfield America, Inc. entered into an agreement to purchase a portfolio of interests in retail centers from TrizecHahn Centers Inc. ("TrizecHahn"). Under the terms of the agreement, as amended, the Company agreed to purchase ownership interests in seven retail centers for approximately $1.1 billion in a series of transactions completed during the third and fourth quarters of 1998. This Current Report on Form 8-K is reporting the last of these transactions.

On December 3, 1998, a wholly owned subsidiary of the Company purchased from TrizecHahn assets known as Bridgewater Commons. As a result, the Company now has a 100% interest in Bridgewater Commons.

Bridgewater Commons is a regional shopping center in Bridgewater, New Jersey and contains approximately 381,000 square feet of leasable mall space and three department stores encompassing 503,000 square feet of space. Bridgewater Commons will continue to operate as a regional shopping center.

The aggregate purchase price for the property, negotiated between the Company and TrizecHahn, was approximately $264,596,000, including approximately $162,209,000 paid at closing and approximately $102,387,000 of mortgage debt secured by the property which was assumed by a subsidiary of the Company. The Company used $91,100,000 of proceeds from the sale to TrizecHahn of three office buildings, $150,000,000 of proceeds from new mortgage debt secured by the property and $23,496,000 of borrowings under the Company's bridge loan credit facility to repay the assumed mortgage debt and fund the purchase price. The bridge loan credit facility and the revolving credit facility were underwritten by The First National Bank of Chicago and Bankers Trust Company.

Prior to the transaction, there were no material relationships between TrizecHahn and the Company or any of its affiliates, any director or officer of the Company or any affiliate of any such director or officer. As previously reported on Current Reports
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Item 2.   Acquisition or Disposition of Assets, continued.

on Form 8-K, subsidiaries of the Company purchased TrizecHahn's interests in Towson Town Center on October 22, 1998, in The Fashion Show, Fashion Place Mall and Westdale Mall on October 7, 1998, and in Park Meadows Mall and Valley Fair Mall on July 31, 1998.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) & (b) It is impracticable for the Company to provide any of the financial statements and pro forma financial information required by Items 7(a) and (b) at this time. The Company will file the required financial statements and pro forma financial information as soon as practicable, but in any event no later than February 15, 1999.

          (c)  The following exhibit is part of this Current Report on Form 8-K:


           Exhibit
           Number                       Exhibit

            2 Asset Purchase Agreement between TrizecHahn Centers Inc. and The Rouse Company and Westfield America, Inc., dated April 6, 1998, is incorporated by reference from the Company's Current Report on Form 8-K filed August 13, 1998.
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                                   Signatures
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       THE ROUSE COMPANY


Date:   December 18, 1998              By /s/ Jeffrey H. Donahue
                                         -------------------------
                                          Jeffrey H. Donahue
                                          Executive Vice President
                                          and Chief Financial
                                          Officer



Date:   December 18, 1998              By /s/ George L. Yungmann
                                         -----------------------
                                          George L. Yungmann
                                          Senior Vice President
                                          and Controller
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                                 Exhibit Index
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       Exhibit Number                            Exhibit

             2 Asset Purchase Agreement between TrizecHahn Centers Inc. and The Rouse Company and Westfield America, Inc., dated April 6, 1998, is incorporated by reference from the Company's Current Report on Form 8-K filed August 13, 1998.